UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code:  303-623-2577

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2014 – September 30, 2015

Item 1. Reports to Stockholders.

EMERALD
MUTUAL FUNDS

DRIVEN BY RESEARCH

Emerald Small Cap Value Fund
Class A: ELASX | Class C: ELCSX
Institutional Class: LSRYX | Investor Class: LSRIX

ANNUAL REPORT

SEPTEMBER 30, 2015

Emerald Small Cap Value Fund	Manager Commentary
September 30, 2015 (Unaudited)

September 30, 2015

Dear Shareholders:

Investment Results

The performance of the Emerald Small Cap Value Fund - Investor Class, for the twelve months ended September 30, 2015, reflected a gain of 2.82% outpacing the Russell 2000® Value Index1 which was down 1.60%.

Below average U.S. economic growth has persisted since the end of the recession in mid-2009. Concerns about the vulnerability of the “recovery” to exogenous shocks have weighed heavily on the minds of investors in the past year. Events such as the potential Greek exit from the European Union (EU) during the summer, Chinese currency devaluation in August, geopolitical instability in the Middle East, and overall economic slowdown in emerging markets, have contributed to heightened volatility in the stock market.

The risk-off trade in equities caused investors to gravitate to higher quality holdings. In the small cap value universe, the best performing stocks were those that possess both positive earnings trends and high levels of financial productivity as measured by a healthy Rate of Return (ROR).

In the final fiscal quarter of 2015, the market experienced a significant correction, with the Russell 2000 Value Index declining 10.73%. In contrast, the Emerald Small Cap Value Fund - Investor Class was down only 7.57%, owing to strong stock selection, and highlighting a key strategy of the Fund which is to limit the Fund’s downside exposure during market declines.

Investment Analysis

The Emerald Small Cap Value Fund outperformed its benchmark for the trailing 12-month period ended September 30, 2015. At the sector level relative outperformance was driven by stock selection within the technology, financial services, and consumer discretionary sectors. Outperformance in the aforementioned was modestly offset by relative underperformance within the producer durables and energy sectors.

The technology sector represented the largest source of relative outperformance for the portfolio. Stock selection within the semiconductor & components and computer services software & systems industries was the largest driver of the relative outperformance. Most companies within the technology sector in the portfolio exhibited strong secular end demand growth tied to increasing appetite for mobile consumer electronic devices, and the need for corporations to streamline and effectively use “big data”.

The portfolio also experienced a significant positive contribution to return within the financial services sector, which makes up over 41% of the benchmark as of September 30, 2015, driven by relative outperformance within the banking and real estate investment trust (REIT) industries. The portfolio benefited from an increase to overall banks exposure earlier in the year, and then a trim to these positions as valuation became stretched towards the end of the year. This outperformance was partially offset by relative underperformance within the producer durables and energy sectors. Stock selection within producer durables and energy weighed on relative performance as holdings within the commercial services and oil well equipment & services industries underperformed relative to expectations. In addition, the portfolio’s relative underweight to the benchmark in the energy and materials sectors contributed to outperformance, as commodity prices declined throughout the year and global growth outlook was revised lower.

Exiting September 2015, the portfolio has the largest relative active exposures to the technology and consumer discretionary sectors. The technology sector is an area of emphasis within the portfolio driven by a broad set of opportunities including semiconductor capital equipment for advanced nodes and 3-D design, touch technology and security for mobile devices, and “big data” management. An additional area of focus is the financial services sector in general and the banking industry in particular. Following recent “disappointment” regarding the Federal Reserve’s postponement of interest rates “lift-off”, banks in general have underperformed the broader market. However, bank holdings in the Emerald Small Cap Value Fund are still delivering strong loan growth, have good asset quality, stabilized their net interest margin, and are seeing an increased amount of merger and acquisition activity in their regions. Therefore, the portfolio will continue to have meaningful allocation to the banking industry. The portfolio also has exposure to the resurging non-residential construction market, through holdings in the producer durables sector. With that said, the Emerald Small Cap Value Fund investment process and portfolio construction are not based on following specific themes, but rather done through a rigorous bottom up fundamental analysis, focused on high quality companies that generate ample amount of cash flow to fund operations and growth capital.

Market Outlook

We believe the risk/reward in the equity markets has improved as the markets have overshot what underlying economic fundamentals would otherwise suggest. While it is true industrial trends have remained generally downbeat, other sectors of the economy are showing robust signs of growth. Because consumer balance sheets have been significantly redressed since the financial crisis of 2008, auto and home sales have seen meaningful upticks in demand recently. U.S. new car sales for September registered a seasonally adjusted annual rate (SAAR) of 18.17 million

Annual Report | September 30, 2015	1

Emerald Small Cap Value Fund	Manager Commentary
September 30, 2015 (Unaudited)

(“September Auto Sales Rev Past Estimates, Hit 18.17 Million” – TheStreet.com 10/1/2015). This is the highest monthly SAAR since 2005 and the first time it has exceeded 18 million since June 2009, the bottom of the last recession. According to CoreLogic, home prices have increased by 6.9% year-over-year.

With both consumer and small business confidence trending well, we believe loan demand and spending by both economic constituencies will expand in the quarters ahead. These factors combined with recent Job Openings and Labor Turnover (JOLTS) data showing job openings overtaking labor turnover, suggest the Federal Reserve will soon raise interest rates confident that wage inflation is inevitable. We have written before that the advent of increasing rates should not be viewed negatively; witness the markets’ negative reaction recently when the Federal Reserve decided to not initiate its first rate hike in nearly a decade.

Top Five Contributors	Top Five Detractors
NICE Systems Ltd.	Basic Energy Services, Inc.
CyrusOne, Inc.	PetroQuest Energy, Inc.
Qorvo, Inc.	CAI International, Inc.
Argo Group International Holdings, Ltd.	Xcerra Corporation
Rudolph Technologies, Inc.	Iconix Brand Group, Inc.

We welcome the shareholders of the Elessar Small Cap Value Fund into the Emerald Small Cap Value Fund with the Elessar Fund’s reorganization into the Emerald Fund effective as of close of business on June 26, 2015. The portfolio management remains the same with Rick Giesen and Ori Elan at the helm, now aided by Emerald’s team of fourteen research analysts, as well as operational, compliance and marketing support. We thank you for your continuing investment in the Fund and wish you a healthy and prosperous remainder of 2015.

Sincerely,

Richard A. Giesen, Jr.	Ori Elan
Managing Director – Value Equity Strategies	Vice President
Portfolio Manager	Portfolio Manager

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisors Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Small Cap Value Fund is distributed by ALPS Distributors, Inc.

(1)

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

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Emerald Small Cap Value Fund	Manager Commentary
September 30, 2015 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*
Argo Group International Holdings Ltd.	3.44%
Carriage Services, Inc.	3.19%
CyrusOne, Inc., REIT	3.19%
First Merchants Corp.	3.12%
Synaptics, Inc.	3.07%
Premiere Global Services, Inc.	3.06%
Microsemi Corp.	2.91%
Everi Holdings, Inc.	2.77%
Opus Bank	2.70%
Cedar Realty Trust, Inc., REIT	2.66%
Top Ten Holdings	30.10%
INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)
Financial Services	42.51%
Technology	15.23%
Producer Durables	13.57%
Consumer Discretionary	11.93%
Utilities	7.35%
Energy	2.08%
Health Care	1.85%
Materials & Processing	1.01%
Cash, Cash Equivalents, & Other Net Assets	4.47%

* Holdings are subject to change.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended September 30, 2015)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the period ended September 30, 2015)(2)

					Expense Ratio
	1 Year		Since Inception		Gross(3)(4)	Net(3)(4)
Class A (NAV)	2.59	%(1)	11.20	%(1)	1.62%	1.35%
Class A (MOP)	-2.31	%(1)	9.38	%(1)	1.62%	1.35%
Russell 2000® Value Index(5)	-1.60%		9.62%
Class C (NAV)	1.94	%(1)	10.48	%(1)	2.27%	2.00%
Class C (CDSC)	0.94	%(1)	10.48	%(1)	2.27%	2.00%
Russell 2000® Value Index	-1.60%		9.62%
Investor Class	2.82%		11.38%		1.52%	1.25%
Russell 2000® Value Index	-1.60%		9.62%
Institutional Class	2.93%		11.58%		1.27%	1.00%
Russell 2000® Value Index	-1.60%		9.62%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

Annual Report | September 30, 2015	3

Emerald Small Cap Value Fund	Manager Commentary
September 30, 2015 (Unaudited)

(1)

As of June 26, 2015, the Emerald Small Cap Value Fund was reorganized as a successor to the Elessar Small Cap Value Fund (the Predecessor Fund), a series of Elessar Investment Trust. The performance shown for periods prior to June 26, 2015 reflects the performance of the Predecessor Fund’s Institutional Class and Investor Class shares. The Predecessor Fund did not offer Class A or Class C shares. The performance shown for class A and C shares prior to June 30, 2015 reflect the historical performance of the Predecessor Fund’s Institutional and Investor Shares since inception on October 15, 2012, calculated using the fees and expenses of Class A and C shares, respectively.

(2)	Commencement Dates - Class A: 06/30/2015, Class C: 06/30/2015, Class Institutional: 10/15/2012, Class Investor: 10/15/2012

(3)

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2016 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.00% and 1.25% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above (the “Expense Agreement”) to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expenses were incurred. The Adviser may not discontinue this waiver prior to August 31, 2016, without the approval by the Fund’s Board of Trustees.

(4)

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report as the ratio’s per the prospectus are based on estimated future expenses as of the date of the prospectus.

(5)

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

4	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Disclosure of Fund Expenses
September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period April 1, 2015 through September 30, 2015.

Actual Expenses

The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period 04/01/15 – 09/30/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Emerald Small Cap Value Fund	Beginning Account Value 04/01/15	Ending Account Value 09/30/15	Expense Ratio(a)	Expense Paid During Period 4/01/15 - 9/30/15(b)
Class A
Actual(c)	$ 1,000.00	$ 925.10	1.35%	$ 3.31
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.30	1.35%	$ 6.83
Class C
Actual(c)	$ 1,000.00	$ 923.70	2.00%	$ 4.90
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.04	2.00%	$ 10.10
Institutional Class
Actual	$ 1,000.00	$ 923.90	1.00%	$ 4.82
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.05	1.00%	$ 5.06
Investor Class
Actual	$ 1,000.00	$ 924.30	1.25%	$ 6.03
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.80	1.25%	$ 6.33

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183)/365 (to reflect the half-year period).
(c)	Shares commenced operations on June 30, 2015.

Annual Report | September 30, 2015	5

Emerald Small Cap Value Fund	Schedule of Investments
September 30, 2015

Shares		Value (Note 2)
COMMON STOCKS: 95.57%
Consumer Discretionary: 11.93%
25,057	Carriage Services, Inc.	$540,981
31,300	Gray Television, Inc.(a)	399,388
19,375	Iconix Brand Group, Inc.(a)	261,950
22,519	Interval Leisure Group, Inc.	413,449
32,830	Stoneridge, Inc.(a)	405,122
		2,020,890
Energy: 2.08%
8,362	Superior Energy Services, Inc.	105,612
25,212	Synergy Resources Corp.(a)	247,078
		352,690
Financial Services: 42.53%
10,306	Argo Group International Holdings Ltd.	583,216
72,520	Cedar Realty Trust, Inc., REIT	450,349
17,214	Corporate Office Properties Trust, REIT	362,010
16,559	CyrusOne, Inc., REIT	540,817
6,536	Eagle Bancorp, Inc.(a)	297,388
18,665	Employers Holdings, Inc.	416,043
91,542	Everi Holdings, Inc.(a)	469,610
16,332	First Financial Bancorp	311,615
20,153	First Merchants Corp.	528,411
19,581	Flushing Financial Corp.	392,012
15,950	Great Western Bancorp, Inc.	404,652
5,388	IBERIABANK Corp.	313,635
14,954	Live Oak Bancshares, Inc.	293,697
11,948	Opus Bank	456,891
22,843	Provident Financial Services, Inc.	445,438
26,765	Ramco-Gershenson Properties Trust, REIT	401,743
33,498	Real Industry, Inc.(a)	295,452
22,662	Wilshire Bancorp, Inc.	238,178
		7,201,157
Health Care: 1.85%
5,655	Magellan Health, Inc.(a)	313,457
Materials & Processing: 1.01%
17,135	Mercer International, Inc.	171,864
Producer Durables: 13.58%
9,901	Ducommun, Inc.(a)	198,713
9,187	EMCOR Group, Inc.	406,525
5,288	EnerSys	283,331
9,653	Generac Holdings, Inc.(a)	290,459
16,830	MasTec, Inc.(a)	266,419
4,012	Regal Beloit Corp.	226,477
13,728	Viad Corp.	397,975
21,634	Wabash National Corp.(a)	229,104
		2,299,003

Shares		Value (Note 2)
Technology: 15.24%
11,623	ARRIS Group, Inc.(a)	$301,849
14,998	Microsemi Corp.(a)	492,234
4,932	NICE Systems Ltd., Sponsored ADR	277,820
23,424	Perficient, Inc.(a)	361,433
20,639	Rudolph Technologies, Inc.(a)	256,956
6,312	Synaptics, Inc.(a)	520,488
58,821	Xcerra Corp.(a)	369,395
		2,580,175
Utilities: 7.35%
11,656	Great Plains Energy, Inc.	314,945
37,708	Premiere Global Services, Inc.(a)	518,108
70,016	Vonage Holdings Corp.(a)	411,694
		1,244,747

	Total Common Stocks (Cost $15,049,582)	16,183,983
SHORT TERM INVESTMENTS: 3.97%
673,024	Dreyfus Government Cash Management Fund - Institutional Class 0.010% (7-Day Yield)	673,024

	Total Short Term Investments (Cost $673,024)	673,024

Total Investments: 99.54% (Cost $15,722,606)		16,857,007

Other Assets In Excess Of Liabilities: 0.46%		77,195
Net Assets: 100.00%		$16,934,202

(a)	Non-income producing security.

Investment Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

REIT - Real Estate Investment Trust.

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Emerald Small Cap Value Fund	Schedule of Investments
September 30, 2015

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Annual Report | September 30, 2015	7

Emerald Small Cap Value Fund	Statement of Assets and Liabilities
September 30, 2015

ASSETS:
Investments, at value	$16,857,007
Receivable for investments sold	364,261
Receivable due from advisor	4,977
Interest and dividends receivable	26,093
Other assets	21,948

Total Assets	17,274,286

LIABILITIES:
Payable for investments purchased	238,025
Payable for shares redeemed	63,238
Payable to fund accounting and administration	2,553
Payable for distribution and service fees	96
Payable for trustee fees and expenses	104
Payable for transfer agency fees	4,610
Payable for chief compliance officer fee	212
Payable for principal financial officer fee	35
Payable for professional fees	25,341
Accrued expenses and other liabilities	5,870

Total Liabilities	340,084

NET ASSETS	$16,934,202

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$16,715,104
Accumulated net investment income	81,801
Accumulated net realized loss on investments	(997,104)
Net unrealized appreciation on investments	1,134,401

NET ASSETS	$16,934,202

INVESTMENTS, AT COST	$15,722,606
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$12.70
Net Assets	$13,883
Shares of beneficial interest outstanding	1,093
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$13.33
Class C: (a)
Net Asset Value, offering and redemption price per share	$12.68
Net Assets	$13,860
Shares of beneficial interest outstanding	1,093
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.71
Net Assets	$16,507,295
Shares of beneficial interest outstanding	1,298,345
Investor Class:
Net Asset Value, offering and redemption price per share	$12.68
Net Assets	$399,164
Shares of beneficial interest outstanding	31,482

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

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Emerald Small Cap Value Fund	Statement of Operations
For the Period Ended September 30, 2015

INVESTMENT INCOME:
Dividends	$266,520
Foreign taxes withheld	(125)

Total Investment Income	266,395

EXPENSES:
Investment advisory fee (Note 6)	144,285
Administration fee	3,571
Custodian fee	7,120
Professional fees	22,242
Transfer agent fee	35,352
Trustee fees and expenses	104
Registration/filing fees	29,207
Reports to shareholder and printing fees	4,471
Distribution and service fees
Class A(a)	13
Class C(b)	37
Investor Class	1,077
Chief compliance officer fee	369
Principal financial officer fee	62
Other	15,004

Total expenses before waiver	262,914
Less fees waived/reimbursed by investment adviser (Note 6)	(78,334)

Total Net Expenses	184,580

NET INVESTMENT INCOME:	81,815

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

Net realized loss on investments	(997,104)
Net change in unrealized appreciation on investments	1,168,742

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	171,638

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$253,453

(a)	Class A commenced operations on June 30, 2015.
(b)	Class C commenced operations on June 30, 2015.

See Notes to Financial Statements.

Annual Report | September 30, 2015	9

Emerald Small Cap Value Fund	Statements of Changes in Net Assets

	Year Ended September 30, 2015	Year Ended September 30, 2014
OPERATIONS:
Net investment income	$81,815	$94,747
Net realized gain/(loss) on investments	(997,104)	525,638
Realized capital gain from registered investment companies	–	9,811
Net change in unrealized appreciation/(depreciation) on investments	1,168,742	(1,065,700)

Net increase/(decrease) in net assets resulting from operations	253,453	(435,504)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From net investment income
Institutional Class	(76,689)	(9,753)
Investor Class	(1,619)	–
From net realized gains on investments
Class A	(405)	–
Class C	(405)	–
Institutional Class	(505,155)	(451,543)
Investor Class	(11,254)	(15,077)

Net decrease in net assets from distributions	(595,527)	(476,373)

SHARE TRANSACTIONS (NOTE 5):
Class A (a)
Proceeds from sale of shares	15,000	–
Issued to shareholders in reinvestment of distributions	405	–

Net increase from share transactions	15,405	–

Class C (b)
Proceeds from sale of shares	15,000	–
Issued to shareholders in reinvestment of distributions	405	–

Net increase from share transactions	15,405	–

Institutional Class
Proceeds from sale of shares	3,861,703	16,524,710
Issued to shareholders in reinvestment of distributions	483,048	457,132
Cost of shares redeemed	(11,838,177)	(170,658)

Net increase/(decrease) from share transactions	(7,493,426)	16,811,184

Investor Class
Proceeds from sale of shares	83,181	217,474
Issued to shareholders in reinvestment of distributions	12,813	14,598
Cost of shares redeemed	(173,977)	(27,597)

Net increase/(decrease) from share transactions	(77,983)	204,475

Net increase/(decrease) in net assets	$(7,882,673)	$16,103,782

NET ASSETS:
Beginning of period	24,816,875	8,713,093

End of period (including accumulated net investment income of $81,801 and $97,138)	$16,934,202	$24,816,875

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Emerald Small Cap Value Fund	Statements of Changes in Net Assets

	Year Ended September 30, 2015	Year Ended September 30, 2014
Other Information:
SHARE TRANSACTIONS:
Class A (a)
Sold	1,063	–
Distributions reinvested	30	–

Net increase in shares outstanding	1,093	–

Class C (b)
Sold	1,063	–
Distributions reinvested	30	–

Net increase in shares outstanding	1,093	–

Institutional Class
Sold	289,259	1,213,073
Distributions reinvested	36,038	34,657
Redeemed	(934,159)	(12,776)

Net increase/(decrease) in shares outstanding	(608,862)	1,234,954

Investor Class
Sold	6,169	16,545
Distributions reinvested	959	1,108
Redeemed	(12,883)	(2,047)

Net increase/(decrease) in shares outstanding	(5,755)	15,606

(a)	Class A commenced operations on June 30, 2015.
(b)	Class C commenced operations on June 30, 2015.

See Notes to Financial Statements.

Annual Report | September 30, 2015	11

Emerald Small Cap Value Fund	Financial Highlights
For a share outstanding throughout the period presented

	CLASS A
	Period Ended September 30, 2015 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$14.12
INCOME FROM OPERATIONS:
Net investment loss(b)	(0.01)
Net realized and unrealized loss on investments	(1.03)

Total from Investment Operations	(1.04)

LESS DISTRIBUTIONS:
From capital gains	(0.38)

Total Distributions	(0.38)

NET DECREASE IN NET ASSET VALUE	(1.42)

NET ASSET VALUE, END OF PERIOD	$12.70

TOTAL RETURN(c)	(7.49%)
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$14
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.24%)	(d)
Operating expenses excluding reimbursement/waiver	2.16%	(d)
Operating expenses including reimbursement/waiver	1.35%	(d)
PORTFOLIO TURNOVER RATE	69%	(e)(f)

(a)	Class A commenced operations on June 30, 2015.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Portfolio turnover is calculated at the Fund level and represents the year ended September 30, 2015.
(f)	Not Annualized.

See Notes to Financial Statements.

12	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Financial Highlights
For a share outstanding throughout the period presented

	CLASS C
	Period Ended September 30, 2015 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$14.12
INCOME FROM OPERATIONS:
Net investment loss(b)	(0.03)
Net realized and unrealized loss on investments	(1.03)

Total from Investment Operations	(1.06)

LESS DISTRIBUTIONS:
From capital gains	(0.38)

Total Distributions	(0.38)

NET DECREASE IN NET ASSET VALUE	(1.44)

NET ASSET VALUE, END OF PERIOD	$12.68

TOTAL RETURN(c)	(7.63%)
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$14
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.89%)	(d)
Operating expenses excluding reimbursement/waiver	2.81%	(d)
Operating expenses including reimbursement/waiver	2.00%	(d)
PORTFOLIO TURNOVER RATE	69%	(e)(f)

(a)	Class C commenced operations on June 30, 2015.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Portfolio turnover is calculated at the Fund level and represents the year ended September 30, 2015.
(f)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2015	13

Emerald Small Cap Value Fund	Financial Highlights
For a share outstanding throughout the period presented

	INSTITUTIONAL CLASS
	Year Ended September 30, 2015 (a)	Year Ended September 30, 2014	Period Ended September 30, 2013 (b)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.76	$12.56	$10.00
INCOME FROM OPERATIONS:
Net investment income(c)	0.06	0.09	0.05
Net realized and unrealized gain on investments	0.33	0.76	2.54

Total from Investment Operations	0.39	0.85	2.59

LESS DISTRIBUTIONS:
From investment income	(0.06)	(0.01)	(0.03)
From capital gains	(0.38)	(0.64)	–

Total Distributions	(0.44)	(0.65)	(0.03)

NET DECREASE IN NET ASSET VALUE	(0.05)	0.00	0.00

NET ASSET VALUE, END OF PERIOD	$12.71	$12.76	$12.56

TOTAL RETURN(d)	2.93%	6.64%	25.99%
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$16,507	$24,343	$8,442
RATIOS TO AVERAGE NET ASSETS:
Net Investment income	0.45%	0.65%	0.48%	(e)
Operating expenses excluding reimbursement/waiver	1.43%	1.29%	1.95%	(e)
Operating expenses including reimbursement/waiver	1.00%	1.00%	1.00%	(e)
PORTFOLIO TURNOVER RATE	69%	49%	67%	(f)

(a)	Prior to its June 26, 2015 reorganization with and into the Emerald Small Cap Value Fund, the Fund was known as the Elessar Small Cap Value Fund.
(b)	For the period October 15, 2012 (commencement of investment operations) through September 30, 2013.
(c)	Per share amounts are based upon average shares outstanding.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

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Emerald Small Cap Value Fund	Financial Highlights
For a share outstanding throughout the period presented

	INVESTOR CLASS
	Year Ended September 30, 2015 (a)	Year Ended September 30, 2014	Period Ended September 30, 2013 (b)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.73	$12.54	$10.00
INCOME FROM OPERATIONS:
Net investment income(c)	0.03	0.07	0.02
Net realized and unrealized gain on investments	0.35	0.76	2.54

Total from Investment Operations	0.38	0.83	2.56

LESS DISTRIBUTIONS:
From investment income	(0.05)	–	(0.02)
From capital gains	(0.38)	(0.64)	–

Total Distributions	(0.43)	(0.64)	(0.02)

NET DECREASE IN NET ASSET VALUE	(0.05)	0.00	0.00

NET ASSET VALUE, END OF PERIOD	$12.68	$12.73	$12.54

TOTAL RETURN(d)	2.82%	6.46%	25.69%
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$399	$474	$271
RATIOS TO AVERAGE NET ASSETS:
Net Investment income	0.22%	0.52%	0.16%	(e)
Operating expenses excluding reimbursement/waiver	1.67%	1.56%	2.49%	(e)
Operating expenses including reimbursement/waiver	1.25%	1.25%	1.25%	(e)
PORTFOLIO TURNOVER RATE	69%	49%	67%	(f)

(a)	Prior to its June 26, 2015 reorganization with and into the Emerald Small Cap Value Fund, the Fund was known as the Elessar Small Cap Value Fund.
(b)	For the period October 15, 2012 (commencement of investment operations) through September 30, 2013.
(c)	Per share amounts are based upon average shares outstanding.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2015	15

Emerald Small Cap Value Fund	Notes to Financial Statements
September 30, 2015

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2015, the Trust had 33 registered funds. This annual report describes the Emerald Small Cap Value Fund (the “Fund”) (prior to the close of business on June 26, 2015, the Fund was known as the Elessar Small Cap Value Fund (the “Predecessor Fund”)). The Fund is a successor to a previously operational fund which was a series of Elessar Funds Investment Trust, a Delaware statutory trust, and was reorganized into a series of the Trust effective as of the close of business on June 26, 2015. Class A and Class C shares commenced operations on June 30, 2015. The Fund seeks to achieve long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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Emerald Small Cap Value Fund	Notes to Financial Statements
September 30, 2015

The following is a summary of each input used to value the Fund as of September 30, 2015:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$16,183,983	$–	$–	$16,183,983
Short Term Investments	673,024	–	–	673,024
TOTAL	$16,857,007	$–	$–	$16,857,007

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended September 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. For the year ended September 30, 2015, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Real Estate Investment Trusts (“REITs”): The Fund may invest a portion of its assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to the Fund or class of shares of the Fund are charged directly to the Fund or share class. All expenses of the Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Fund generally are allocated among the Fund in proportion to their average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends, if any, on an annual basis. The Fund generally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including distributions of short-term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

Annual Report | September 30, 2015	17

Emerald Small Cap Value Fund	Notes to Financial Statements
September 30, 2015

3. TAX BASIS INFORMATION

Reclassifications: As of September 30, 2015, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to treatment of certain investments and book/tax distribution classification differences. These reclassifications were as follows:

Undistributed Net Investment Loss	Accumulated Net Realized Gain on Investments	Paid-in Capital
$(18,844)	$52,097	$(33,253)

Tax Basis of Investments: As of September 30, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
$2,127,802	$(1,024,979)	$1,102,823	$15,754,184

Components of Earnings: As of September 30, 2015, components of distributable earnings were as follows:

Emerald Small Cap Value Fund
Undistributed ordinary income	$81,801
Accumulated capital losses	$(965,526)
Net unrealized appreciation on investments	1,102,823
Total	$219,098

Capital Losses: As of September 30, 2015, the Fund had capital loss carryforwards which may reduce the Fund’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Post-Enactment Capital Losses*

Capital losses as of September 30, 2015 deferred to the next tax year were as follows:

Short-Term
$886,914

*

Post-Enactment Capital Losses arose in fiscal years beginning after December 22, 2010 and exclude any elective late-year capital losses (during the period November 1 to December 31) deferred for the current fiscal year. As a result of the enactment of the Act, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The Emerald Small Cap Value Fund elects to defer to the following fiscal year capital losses recognized during the period November 1, 2014 to September 30, 2015 in the amount of $78,612.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year or period ended September 30, 2015, were as follows:

Ordinary Income	Capital Gain
$179,711	$415,816

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Emerald Small Cap Value Fund	Notes to Financial Statements
September 30, 2015

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2014, were as follows:

Ordinary Income	Capital Gain
$9,753	$466,620

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year or period ended September 30, 2015, was as follows:

Cost of Investments Purchased	Proceeds from Investments Sold
$12,168,978	$19,964,412

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Emerald Mutual Fund Advisers Trust, (“the Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement effective June 26, 2015, the Fund pays the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Fund’s average daily net assets.

Emerald Small Cap Value Fund

Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Prior to June 26, 2015, the investment management fee was 0.80% of the average daily net assets of the Predecessor Fund.

On December 26, 2014, Elessar Investment Management, LLC (“Elessar”), the investment adviser of the Predecessor Fund, entered into an asset purchase agreement with Emerald Advisers, Inc. (“Emerald Advisers”), to sell to Emerald Advisers substantially all the assets related to the business and operations of Elessar as they relate to Elessar’s management of the Predecessor Fund (the “Purchase”). The Purchase was consummated on February 27, 2015. Prior to February 27, 2015, Elessar managed the investment portfolio of the Predecessor Fund.

The Adviser has contractually agreed to limit the total amount of “Management Fees” and “Other Expenses” that it is entitled to receive from the Fund through August 31, 2016, with respect to the Fund’s Class A, Class C, Institutional Class and Investor Class shares, to the extent the Total Annual Fund Operating Expenses of the Fund (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed the annual rates (as a percentage of the Fund’s average daily net assets) set forth on the tables below. The Adviser will reduce the fee payable with respect to the Fund to the extent of such excess, and/or shall reimburse the Fund (or class, as applicable) by the amount of such excess. The waiver or reimbursement shall be allocated to each class of the Fund in the same manner as the underlying expenses or fees were allocated. Pursuant to the expense limitation agreement between the Adviser and the Trust, the Fund will reimburse the Adviser for any contractual fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Fund to the Adviser will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the end of the fiscal year in which fees or expenses were incurred.

Annual Report | September 30, 2015	19

Emerald Small Cap Value Fund	Notes to Financial Statements
September 30, 2015

Emerald Small Cap Value Fund

Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.00%	1.25%

For the year ended September 30, 2015, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Small Cap Value Fund
Class A	$30	$ –
Class C	30	–
Institutional Class	76,447	–
Investor Class	1,827	–

As of September 30, 2015, the balances of recoupable expenses for the Fund were as follows:

Fund	Expires 2018	Total
Emerald Small Cap Value Fund
Class A	$30	$30
Class C	30	30
Institutional Class	37,563	37,563
Investor Class	852	852

The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services Inc.) (“ALPS”) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

The Fund has adopted a separate Distribution and Services Plans for its Class A, Class C and Investor Class shares (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow the Fund to use the Fund’s Class A, Class C and Investor Class assets to pay fees in connection with the distribution and marketing of the applicable class shares and/or the provision of shareholder services to the Fund’s shareholders. Effective June 26, 2015, the Plans permit payment for services in connection with the administration of plans or programs that use Class A, Class C and Investor Class shares of the Fund as their funding medium and for related expenses. The Plans permit the Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of it’s Class A, Class C and Investor Class shares, respectively. Because these fees are paid out of the Fund’s Class A, Class C and Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in the Fund’s shares, and the Plans fees may cost an investor more than other types of sales charges. Prior to June 26, 2015, the Predecessor Fund Investor Class made payments at an annual rate of 0.25% of the average daily net assets.

Effective June 26, 2015, the Fund has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its Class C shares. Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organization”), an aggregate fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of Class C shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Shareholder Services Plan fees are included with distribution and service fees on the Statement of Operations.

Fund Administrator Fees and Expenses: ALPS serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities. ALPS receives a monthly fee paid by the Fund based on assets, subject to a minimum monthly fee. Pursuant to the Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the year ended September 30, 2015 are disclosed in the Statement of

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Emerald Small Cap Value Fund	Notes to Financial Statements
September 30, 2015

Operations. ALPS is also reimbursed by the Fund for certain out-of-pocket expenses. Prior to June 26, 2015, Mutual Shareholder Services, LLC served as the Predecessor Fund’s administrator.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Fund for certain out-of-pocket expenses. Prior to June 26, 2015, Mutual Shareholder Services, LLC served as the Predecessor Fund’s transfer agent.

Compliance Services: Effective June 26, 2015, ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund.

Principal Financial Officer: Effective June 26, 2015, ALPS receives an annual fee for providing principal financial officer services to the Fund.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. RECENT ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities that Calculate Net Asset Value Per Share (or its Equivalent).” This is an update to Accounting Standards Codification Topic 820, Fair Value Measurement. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient.

ASU 2015-17 is effective for annual reporting periods beginning on or after December 15, 2015, and interim periods within those annual periods, with retrospective application for all periods presented. The Fund is currently evaluating the impact ASU 2015-07 will have on the Fund’s financial statements and disclosures.

Annual Report | September 30, 2015	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerald Small Cap Value Fund (formerly known as Elessar Small Cap Value Fund), one of the series of Financial Investors Trust (the “Trust”) as of September 30, 2015, the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2014, and the financial highlights for the year ended September 30, 2014 and the period from October 15, 2012 (commencement of investment operations) through September 30, 2013 were audited by other auditors whose report, dated November 24, 2014, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerald Small Cap Value Fund of Financial Investors Trust as of September 30, 2015, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

November 20, 2015

22	www.emeraldmutualfunds.com

Disclosure Regarding Approval of Fund Advisory Agreements
September 30, 2015 (Unaudited)

On March 3, 2015, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Emerald Mutual Fund Advisers Trust (“Emerald”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Small Cap Value Fund:

Investment Advisory Fee Rate and Total Expense Ratios: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Small Cap Value Fund, to Emerald of 0.75% of the average daily net assets of the Small Cap Value Fund, in light of the extent and quality of the advisory services provided by Emerald to the Small Cap Value Fund.

The Trustees considered the information they received comparing the Small Cap Value Fund’s contractual annual advisory fee and total expense ratios (net of waivers) with those of funds in the relevant peer expense group of provided by an independent provider of investment company data.

The Trustees also considered whether there were any fee structures applicable to Emerald’s comparable clients employing a strategy comparable to that of the Small Cap Value Fund, noting that in all cases, the advisory fees for the other clients were higher than the Small Cap Value Fund’s advisory fee.

The Trustees noted that the contractual annual advisory fee of 0.75% was below median for each class’ expense group, and in the lowest quartile for the Class C share. The Trustees also noted that the total net expense ratios (after waivers) were projected to be in the lowest quartile in each class’ expense group.

Nature, Extent and Quality of the Services under the Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Small Cap Value Fund under the Advisory Agreement. The Trustees reviewed certain background materials supplied by Emerald in its presentation, including its Form ADV and Summary of Compliance Policies.

The Trustees reviewed and considered Emerald’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Emerald. The Trustees also reviewed the research and decision-making processes utilized by Emerald, including the methods to be adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Small Cap Value Fund.

The Trustees considered the background and experience of Emerald’s management in connection with the Small Cap Value Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Small Cap Value Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

Performance: The Trustees noted that since the Small Cap Value Fund has not yet begun operations, there is no fund performance to be reviewed or analyzed at this time. The Trustees also considered the predecessor fund performance, noting that the predecessor fund had been in existence for less than 3 years and its performance was slightly below median for the one year period. The Trustees considered Emerald’s reputation generally and its investment techniques, risk management controls and decision-making processes.

Adviser’s Profitability: The Trustees considered the profits, if any, projected to be realized by Emerald in connection with the operation of the Small Cap Value Fund. The Board then reviewed Emerald’s financial statements in order to analyze the financial condition and stability and profitability of the adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Small Cap Value Fund will be passed along to the shareholders under the proposed agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other benefits derived or to be derived by Emerald from its relationship with the Small Cap Value Fund, including whether soft dollar arrangements would be used.

In selecting Emerald as the Small Cap Value Fund’s investment adviser and approving the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, determined that:

Annual Report | September 30, 2015	23

Disclosure Regarding Approval of Fund Advisory Agreements
September 30, 2015 (Unaudited)

•

the contractual annual advisory fee of 0.75% was below median for each class’ expense group, and in the lowest quartile for the Class C share. The Trustees also noted that the total net expense ratios (after waivers) were projected to be in the lowest quartile in each class’ expense group;

•

in all cases where Emerald employed a strategy comparable to that of the Small Cap Value Fund for its other clients, the advisory fees for the other clients were higher than the Small Cap Value Fund’s advisory fee;

•	the nature, extent and quality of services to be rendered by Emerald under the Investment Advisory Agreement were adequate;

•

since the Small Cap Value Fund has not yet begun operations, there is no fund performance to be reviewed or analyzed at this time and that the predecessor fund had been in existence for less than 3 years and its performance was slightly below median for the one year period;

•	the Small Cap Value Fund was expected to be profitable to Emerald in the near future, and such profit is expected to be fair to the Trust; and

•	there were no material economies of scale or other benefits currently accruing to Emerald in connection with its relationship with the Small Cap Value Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Emerald’s compensation for investment advisory services is consistent with the best interests of the Small Cap Value Fund and its shareholders.

24	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Additional Information
September 30, 2015 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to its portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

3. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 3, 2015, the Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee of the Board of Trustees of the Fund, selected Deloitte & Touche LLP (“Deloitte”) to serve as the independent registered public accounting firm for the Fund for the Fund’s fiscal year ended September 30, 2015. The Fund was organized as a successor to the Predecessor Fund, a series of Elessar Funds Investment Trust, and was reorganized with and into the Fund on June 26, 2015. The Predecessor Fund’s independent registered public accounting firm was Skoda Minotti and Skoda Minotti was dismissed as of March 3, 2015. The decision to select Deloitte as the Fund’s independent registered public accounting firm followed the December 26, 2014 transaction by Elessar Investment Management, LLC (“Elessar”), the investment adviser of the Predecessor Fund, to enter into an asset purchase agreement with Emerald Mutual Fund Advisers Trust (“Emerald Advisers”) to sell to Emerald Advisers substantially all the assets related to the business and operations of Elessar as they relate to Elessar’s management of the Predecessor Fund. During the Predecessor Fund’s fiscal years ended September 30, 2014 and September 30, 2013, and through June 26, 2015 (the inception date of the Fund), neither the Predecessor Fund nor anyone on its behalf consulted with Deloitte on items that: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Predecessor Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K under the Securities Exchange Act of 1934) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).

Throughout the Predecessor Fund’s two most recent fiscal years ended September 30, 2014 and September 30, 2013, and through June 26, 2015, the Predecessor Fund had no disagreements with Skoda Minotti on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K. With respect to the Predecessor Fund, Skoda Minotti’s audit opinions for the past two fiscal years ended September 30, 2014 and September 30, 2013, did not contain either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Fund has provided a copy of the disclosures contained in this Exhibit 77K to Skoda Minotti prior to the date of filing of this Form N-SAR with the U.S. Securities and Exchange Commission (the “Commission”), as required by Item 304(a)(3) of Form S-K. In addition, the Registrant has requested that Skoda Minotti confirm in a letter provided to the Registrant and addressed to the Commission that it agrees with the representations contained in this Exhibit 77K, and Skoda Minotti’s response addressed to the Commission is also included in this Exhibit 77K.

4. TAX INFORMATION (UNAUDITED)

The Fund designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

QDI
Emerald Small Cap Value Fund	100%

In early 2015, if applicable, shareholders of record received this information for the distribution paid to them by the Emerald Small Cap Value Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of the amount paid to them by the Fund during the calendar year 2015. The Fund designates $415,816 as a long term capital gain distribution.

Annual Report | September 30, 2015	25

Emerald Small Cap Value Fund	Trustees & Officers
September 30, 2015 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-828-9909.

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	34	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as Trustee for and which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).

26	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Trustees & Officers
September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds) and Reaves Utility Income Fund (1 fund).

Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	34	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				34	None.

Annual Report | September 30, 2015	27

Emerald Small Cap Value Fund	Trustees & Officers
September 30, 2015 (Unaudited)

INTERESTED TRUSTEE
Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

				34	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as Trustee for and which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).

28	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Trustees & Officers
September 30, 2015 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Chief Financial Officer of The Arbitrage Funds.

JoEllen L. Legg, 1961	Secretary	Ms. Legg was elected Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Legg joined ALPS in October 2007 and is Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg also serves as Secretary of ALPS Series Trust and Reaves Utility Income Fund and is Assistant Secretary of the Griffin Institutional Access Real Estate Fund and WesMark Funds.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006 and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Nate Mandeville, 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as Assistant Treasurer of ALPS Series Trust.

Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Annual Report | September 30, 2015	29

Emerald Mutual Funds
P.O. Box 8556
Denver, CO 80201
(855) 828-9909
www.emeraldmutualfunds.com

Investment adviser:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.
The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended September 30, 2015 and September 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $20,250 and $8,040, respectively. For the Registrant’s fiscal year ended September 30, 2015, Deloitte & Touche LLP served as principal accountant and for the Registrant’s fiscal year ended September 30, 2014, Skoda Minotti served as principal accountant. In 2015, $20,250 was billed by Deloitte & Touche LLP and in 2014, $8,040 was billed by Skoda Minotti.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended September 30, 2015 and September 30, 2014, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees: For the Registrant’s fiscal years ended September 30, 2015 and September 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $0 and $2,030, respectively. For the Registrant’s fiscal year ended September 30, 2015, Deloitte & Touche LLP served as principal accountant and for the Registrant’s fiscal year ended September 30, 2014, Skoda Minotti served as principal accountant. In 2015, $0 was billed by Deloitte & Touche LLP and in 2014, $2,030 was billed by Skoda Minotti.

(d)

All Other Fees: For the Registrant’s fiscal years ended September 30, 2015 and September 30, 2014, no fees were billed to Registrant by the principal accountant for products and services, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $0 in fiscal year ended September 30, 2015 and $2,030 in fiscal year ended September 30, 2014. These fees consisted of tax fees billed to (i) the Registrant of $0 in fiscal year ended September 30, 2015 and $2,030 in fiscal year ended September 30, 2014 as described in response to paragraph (c) of this Item, and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $0 in fiscal year ended September 30, 2015 and $0 in fiscal year ended September 30, 2014. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 12(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	December 4, 2015

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	December 4, 2015